UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2007


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                   on behalf of the RASC Series 2007-KS4 Trust
             (Exact name of registrant as specified in its charter)

            Delaware                    333-140611-01           51-0362653
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

         8400 Normandale Lake Boulevard, Suite 250
                  Minneapolis, Minnesota                          55437
              (Address of principal executive office)          (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.


On April 27, 2007, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS4, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee. The mortgage loans were sold to Residential Asset Securities Corporation pursuant to an Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Asset Securities Corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Pooling and Servicing Agreement, dated as of April 1, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Asset Securities Corporation.

                  10.3 SB-AM Swap Confirmation, dated as of April 27, 2007, between LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS4 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS4 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders.

                  10.4 Swap Agreement, dated as of April 27, 2007, between LaSalle Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007-KS4 Supplemental Interest Trust, and Bear Stearns Financial Products Inc., which is comprised of a Confirmation, a Credit Support Annex and a Novation Confirmation.

                  99.1    Mortgage Loan Schedule.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RESIDENTIAL ASSET SECURITIES CORPORATION



                                  By: /s/ Tim Jacobson
                                  Name: Tim Jacobson
                                  Title:   Vice President




Dated:  April 27, 2007



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                                  Exhibit Index


Exhibit No.                  Description

                  10.1 Pooling and Servicing Agreement, dated as of April 1, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Asset Securities Corporation.

                  10.3 SB-AM Swap Confirmation, dated as of April 27, 2007, between LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS4 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and LaSalle Bank National Association, as Supplemental Trust Trustee for the benefit of RASC Series 2007-KS4 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders.

                  10.4 Swap Agreement, dated as of April 27, 2007, between LaSalle Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007-KS4 Supplemental Interest Trust, and Bear Stearns Financial Products Inc., which is comprised of a Confirmation, a Credit Support Annex and a Novation Confirmation.

                  99.1    Mortgage Loan Schedule.